UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2007


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)




            Delaware                 1-6807                   56-0942963

 (State or Other Jurisdiction     (Commission              (I.R.S. Employer
        of Incorporation)         File Number)            Identification No.)




P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                     28201-1017

(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 7, 2007, Family Dollar Stores, Inc. (the "Company") issued a news release that reported sales for the four and fourteen week periods ended March 3, 2007.

A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 8.01.  Other Events.

Also on March 7, 2007, the Company issued a news release which provided an update on the Company's review of its stock option grant practices.

A copy of the news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits
    --------

99.1 - News Release dated March 7, 2007

99.2 - News Release dated March 7, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FAMILY DOLLAR STORES, INC.
                                       -----------------------------------
                                                 (Registrant)


Date:  March 8, 2007                   By: /s/ Janet G. Kelley
                                           -------------------------------------
                                           Janet G. Kelley
                                           Senior Vice President-General Counsel
                                           and Secretary

Exhibit Index
-------------

     Exhibit No.             Document Description
     -----------             --------------------
        99.1                 News Release dated March 7, 2007

        99.2                 News Release dated March 7, 2007